                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):       NOVEMBER 3, 1997
                                                       --------------------



                         HARRY'S FARMERS MARKET, INC.
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



          GEORGIA                     0-21486                    58-2037452
----------------------------          -------                    ----------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)        (IRS EMPLOYER
 OF INCORPORATION)                                           IDENTIFICATION NO.)



                            1180 UPPER HEMBREE ROAD
                             ROSWELL, GEORGIA 30076
 ----------------------------------------------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)

                              (770) 664-6300
      ------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.
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      On November 3, 1997, Harry's Farmers Market, Inc. (the "Company") entered into a series of agreements with Progressive Food Concepts, Inc., a majority owned subsidiary of Boston Chicken, Inc. ("PFCI"), pursuant to which the two entities amended and restructured certain aspects of a transaction which was originally entered into on January 31, 1997 (the "January Transaction"). In accordance with such amendments, as more particularly described below, PFCI has redeemed the 2.5% interest the Company held in PFCI, as consideration for (i) PFCI's payment of $2.5 million, (ii) the funding of $2.5 million under the Development Loan, (iii) the commitment by PFCI to make available to the Company $4.0 million under the Development Loan, as described below, within the next twelve months, and (v) beginning in 1999, the Company's right to use certain intellectual property, including the trademarks and developmental rights to the Harry's Farmers Market and Harry's In A Hurry concepts, which had been sold to PFCI in the January Transaction (collectively, the "Restructuring").

      The Development Loan.  The Company and PFCI amended that certain Secured
      --------------------
Loan Agreement between the parties whereby the Company, using a portion of the consideration described above, paid $2.5 million to reduce outstanding indebtedness under the Development Loan. The amount available under the Development Loan was reduced to $5.5 million of which $1.5 million is outstanding. PFCI has committed to loan the remaining funds under the Development Loan to the Company by funding $2.0 million on May 3, 1998 and $2.0 million on November 3, 1998. The Development Loan is to be used by the Company to fund expenditures in connection with a Mutual Consulting Agreement between the Company, PFCI and Harry A. Blazer, President and Chief Executive Officer of the Company, for refurbishment of existing Company stores, for development of new Harry's In A Hurry Stores and for general corporate purposes.

      Intellectual Property Rights.  In connection with the January Transaction,
      ----------------------------
the Company transferred certain federal and state registered and unregistered trademarks, trademark applications, registered and unregistered service marks, service mark applications, trade names, trade name rights, copyrights, trade secrets and know-how and other proprietary information of the Company (the "Intellectual Property") to a newly organized business trust (the "Trust").
The Trust then issued to the Company two ownership certificates, one of which entitled the holder to beneficial ownership of, and a license to use, the Intellectual Property in the States of Georgia and Alabama and one of which (the "Worldwide Certificate") entitled the holder to beneficial ownership of, and a license to use, the Intellectual Property throughout the rest of the world. The Company then transferred the Worldwide Certificate to PFCI.

      As a result of the Restructuring, and the redemption of the 712.3746 shares of PFCI previously held by the Company, the Company's rights to use the Intellectual Property were expanded. Beginning on November 3, 1999, the Company will be entitled to use the Intellectual Property, on a non-exclusive basis, in the states of Tennessee, North Carolina and South Carolina. However, in such states, the Company will have the exclusive right to use the "Harry's" name and trademarks, service marks and trade names incorporating the "Harry's" name (the "Harry's Marks") effective immediately. Also on November 3, 1999, the Company's exclusive rights to use the Intellectual Property in the states of Georgia and Alabama ceases, notwithstanding the continued exclusivity on behalf of the Company to the Harry's Marks in such states. In addition, on January 31, 2004, the Company will be entitled to use the Intellectual Property, on a non-exclusive basis, throughout the world; provided however, that the Company's exclusive right to use the Harry's Marks on a worldwide basis are subject to PFCI having not made the decision to use the Harry's Marks by such time.

      In addition, the Company is now entitled, at its option, to create or develop a new name or identity for the Harry's In A Hurry stores and the Harry's Farmers Market megastores, and such new name will not be included in the Intellectual Property, as ownership thereof will belong exclusively to the Company.

      The Company owns and operates five stores in the Atlanta area, including three Harry's Farmers Markets, which are mega-markets specializing in high quality fresh fruits and vegetables, meats and seafood, fresh-bakery goods, freshly-made, ready-to-heat and ready-to-eat prepared foods, and deli, cheese and dairy products, and two Harry's-In-A-Hurry stores which are smaller than the mega-markets, with more emphasis on fresh, ready-to-heat and ready-to-eat prepared foods of high quality. The Company's line of over 300 prepared food products and meals are made in the Company's USDA-approved manufacturing facility, while over 200 proprietary bakery items are baked fresh daily in the Company's 55,000 square foot bakery.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.
------   -----------------------------------------------------------------

      Exhibit           Description
      -------           -----------

        10.1   Redemption Agreement dated as of November 3, 1997 between
               PFCI and the Company.
        10.2 Second Amended and Restated Secured Loan Agreement dated as of November 3, 1997 between PFCI and the Company.
        10.3 First Amendment to Trust Agreement dated as of November 3, 1997 by and among Wilmington Trust Company, PFCI and the Company.
        10.4   First Amendment to Newco License Agreement dated as of
               November 3, 1997 between HFMI Trust and PFCI.
        10.5   First Amendment to HFMI License Agreement dated as of
               November 3, 1997 between HFMI Trust and the Company.
        10.6   First Amendment to Transfer Agreement dated as of November
               3, 1997 between and among Wilmington Trust Company, as trustee for the HFMI Trust, the Company and PFCI.
        10.7 First Amendment to Consulting Services Agreement dated as of November 3, 1997 between PFCI, the Company and Harry A. Blazer.
        99.1   Press Release of the Company dated November 4, 1997.

                                  SIGNATURES
                                  ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             HARRY'S FARMERS MARKET, INC.
                                     (Registrant)



                           By   /S/ HARRY A. BLAZER
                              -------------------------------------
                              Harry A. Blazer
                              President and Chief Executive Officer


Date:  November 19, 1997

                _______________________________________________



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549



                                  ___________

                                   EXHIBITS

                                      TO

                                CURRENT REPORT

                                      ON

                                   FORM 8-K

                            DATED NOVEMBER 3, 1997


                         HARRY'S FARMERS MARKET, INC.

                _______________________________________________

                               INDEX TO EXHIBITS
                               -----------------

          Exhibit         Description
          -------         -----------

            10.1 Redemption Agreement dated as of November 3, 1997 between PFCI and the Company.
            10.2         Second Amended and Restated Secured Loan
                         Agreement dated as of November 3, 1997 between PFCI and the Company.
            10.3         First Amendment to Trust Agreement dated as of
                         November 3, 1997 by and among Wilmington Trust
                         Company, PFCI and the Company.
            10.4 First Amendment to Newco License Agreement dated as of November 3, 1997 between HFMI Trust and PFCI.
            10.5 First Amendment to HFMI License Agreement dated as of November 3, 1997 between HFMI Trust and the Company.
            10.6 First Amendment to Transfer Agreement dated as of November 3, 1997 between and among Wilmington Trust Company, as trustee for the HFMI Trust, the Company and PFCI.
            10.7 First Amendment to Consulting Services Agreement dated as of November 3, 1997 between PFCI, the Company and Harry A. Blazer.
            99.1         Press Release of the Company dated November 4,
                         1997.